TRANSAMERICA SERIES TRUST

Transamerica ProFund UltraBear VP

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

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The Board of Trustees approved the liquidation of Transamerica ProFund UltraBear VP (the “portfolio”) effective on or about October 30, 2026 (the “Liquidation Date”), subject to investor approval. The portfolio’s investors approved the liquidation at a special meeting held on October 7, 2026.

Effective on or about October 28, 2026, the portfolio will be closed to all investments.

In order to achieve an orderly liquidation, the portfolio’s assets may be converted into cash or cash equivalents. As the portfolio’s assets are being converted to cash and through the liquidation, the portfolio will no longer be pursuing its stated investment objective.

Effective upon the liquidation of the portfolio, your liquidation proceeds will be transferred to the Service Class shares of Transamerica BlackRock Government Money Market VP.

Following the Liquidation Date, you may transfer your interests in Transamerica BlackRock Government Money Market VP to any other available allocation option under your variable annuity contract or variable life insurance policy. For ninety (90) days following the Liquidation Date, any such transfer will not be subject to transfer restrictions or charges and will not count toward any applicable limit on free transfers. You will receive a notice describing the transfer to Transamerica BlackRock Government Money Market VP and your available allocation options.

Effective upon the liquidation of the portfolio, all references to Transamerica ProFund UltraBear VP will be deleted in their entirety from the Prospectus and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

October 22, 2026